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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ---------------------

                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                               September 30, 1999
                       (Date of earliest event reported)


                          VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



        1-12338                                          63-1097283
 (Commission File No.)                        (IRS Employer Identification No.)

  3760 River Run Drive                                      35243
  Birmingham, Alabama                                     (Zip Code)
 (Address of principal
  executive offices)


                                 (205)970-7000
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     On September 30, 1999, the registrant issued a press release announcing the consummation of the transactions contemplated by the Convertible Preferred Stock Purchase Agreement announced on June 29, 1999. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit No.         Description of Document
              ----------          -----------------------

              99.1 Press release dated September 30, 1999 issued by the registrant.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of October 4, 1999.

                                    VESTA INSURANCE GROUP, INC.


                                    /s/ Norman W. Gayle III
                                    ------------------------------
                                    By: Norman W. Gayle III
                                    Its: President and
                                         Chief Executive Officer

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